UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2025

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

(a) Amendment No. 3 to the Second Amended and Restated Consulting Agreement for Non-Executive Chairman between the Company and Northstrive Companies Inc.

On August 12, 2025, PMGC Holdings Inc., a Nevada corporation (the “Company”), and Northstrive Companies Inc., a California corporation (such corporation, “Northstrive”) wholly owned by the Company’s Chairman, Braeden Lichti, entered into Amendment No. 3 (such amendment, “Amendment No. 3 to Second Amended Northstrive Consulting Agreement”) to the Second Amended and Restated Consulting Agreement for Non-Executive Chairman between the Company and Northstrive (“Second Amended Northstrive Consulting Agreement”).

1. Acquisition Awards

Amendment No. 3 to Second Amended Northstrive Consulting Agreement provided for the Company’s grant of a fully vested award in the form of either: (i) restricted stock units (“RSUs”), (ii) restricted stock, or (iii) cash (each, “Acquisition Award”) to Northstrive on the consummation of any acquisition of (i) an entity, (ii) assets, or (iii) capital stock by the Company or any Subsidiary (as defined below). The amount of the Acquisition Award to Northstrive will be calculated based on the total purchase price of the consummated acquisition, regardless of whether or not such purchase price is paid in cash, stock, assumed debt, or other consideration (such purchase price, the “Acquisition Value”), and will be determined as follows:

(i)	Acquisition Value from $0 to $5,000,000 – Northstrive is entitled to an Acquisition Award of 5% of the Acquisition Value;

(ii)	Acquisition Value over $5,000,000 to $10,000,000 – Northstrive is entitled to an Acquisition Award of 6% of the Acquisition Value;

(iii)	Acquisition Value over $10,000,000 to $20,000,000 – Northstrive is entitled to an Acquisition Award of 7% of the Acquisition Value; and

(iv)	Acquisition Value over $20,000,000 - Northstrive is entitled to an Acquisition Award of 8% of the Acquisition Value.

In addition to the determinations of Acquisition Value set forth in Item 1.01(a)(1) of this Current Report on Form 8-K (“Form 8-K”), the Compensation Committee of the Board of Directors of the Company (“Compensation Committee”) may, in its sole discretion, determine to award Northstrive an additional 1% of the applicable percentage of the Acquisition Value if: (i) the Board of Directors of the Company (the “Board”) and/or Compensation Committee projects the applicable acquisition to be earnings before interest, tax, depreciation, and amortization (EBITDA) or net income accretive within twelve (12) months of closing or (b) the Compensation Committee deems the applicable acquisition as an advancement to the Company’s long-term growth objectives, competitive positioning, and/or operational capabilities.

If Northstrive elects to receive its Acquisition Award in the form of RSUs or restricted stock, the number of RSUs (“RSU Award Amount”) or restricted stock granted shall equal (x) the dollar value of the Acquisition Award divided by (y) the trailing five (5) day volume-weighted average price (VWAP) of the Company’s common stock ending on the trading day prior to the acquisition closing date (such RSU Award Amount rounded down to the nearest whole share). The RSUs or restricted stock granted to Northstrive will be fully vested and shall not be subject to any further service or performance conditions.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, or a governmental entity.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, joint venture or other legal entity of which such Person (either above or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

2. Name Change

Amendment No. 3 to Second Amended Northstrive Consulting Agreement also provided for the name change of the Second Amended Northstrive Consulting Agreement, going forward, to “Consulting and Services Agreement for Non-Employee, Non-Executive Chairman.”

(b) Amendment No. 3 to the Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital Ltd

On August 12, 2025, the Company and GB Capital Ltd, a British Columbia, Canada corporation (such corporation, “GB Capital”) wholly owned by the Company’s Chief Executive Officer and Chief Financial Officer, Graydon Bensler, entered into Amendment No. 3 (such amendment, “Amendment No. 3 to Second Amended GB Capital Consulting Agreement”) to the Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital (“Second Amended GB Capital Consulting Agreement”).

1. Acquisition Awards

Amendment No. 3 to Second Amended GB Capital Consulting Agreement provided for the Company’s grant of an Acquisition Award in the form of either: (i) RSUs, (ii) restricted stock, or (iii) cash to GB Capital on the consummation of any acquisition of (i) an entity, (ii) assets, or (iii) capital stock by the Company or any Subsidiary. The amount of the Acquisition Award to GB Capital will be calculated based on the Acquisition Value, and will be determined as follows:

●	Acquisition Value from $0 to $5,000,000 – GB Capital is entitled to an Acquisition Award of 5% of the Acquisition Value;

●	Acquisition Value over $5,000,000 to $10,000,000 – GB Capital is entitled to an Acquisition Award of 6% of the Acquisition Value;

●	Acquisition Value over $10,000,000 to $20,000,000 – GB Capital is entitled to an Acquisition Award of 7% of the Acquisition Value; and

●	Acquisition Value over $20,000,000 – GB Capital is entitled to an Acquisition Award of 8% of the Acquisition Value.

In addition to the determinations of Acquisition Value set forth in Item 1.01(b)(1) of this Form 8-K, the Compensation Committee may, in its sole discretion, determine to award GB Capital an additional 1% of the applicable percentage of the Acquisition Value if: (i) the Board and/or Compensation Committee projects the applicable acquisition to be earnings before interest, tax, depreciation, and amortization (EBITDA) or net income accretive within twelve (12) months of closing or (b) the Compensation Committee deems the applicable acquisition as an advancement to the Company’s long-term growth objectives, competitive positioning, and/or operational capabilities.

If GB Capital elects to receive its Acquisition Award in the form of RSUs or restricted stock, the RSU Award Amount or restricted stock granted shall equal (x) the dollar value of the Acquisition Award divided by (y) the trailing five (5) day volume-weighted average price (VWAP) of the Company’s common stock ending on the trading day prior to the acquisition closing date (such RSU Award Amount rounded down to the nearest whole share). The RSUs or restricted stock granted to GB Capital will be fully vested and shall not be subject to any further service or performance conditions.

Acquisition Awards may, at the Board’s discretion and in compliance with applicable law, be issued directly to GB Capital or any other designated entity of GB Capital. All such Acquisition Awards shall be subject to applicable securities laws and the terms of the Company’s then-effective equity incentive plan or other applicable grant policy.

2. Name Change

Amendment No. 3 to the Second Amended GB Capital Consulting Agreement also provided for the name change of the Second Amended GB Capital Consulting Agreement, going forward, to “Consulting and Services Agreement for Non-Employee Chief Executive Officer.”

The foregoing summaries of Amendment No. 3 to Second Amended Northstrive Consulting Agreement and Amendment No. 3 to Second Amended GB Capital Consulting Agreement do not purport to be complete and are subject to and are qualified in their entirety by copies of Amendment No. 3 to Second Amended Northstrive Consulting Agreement and Amendment No. 3 to Second Amended GB Capital Consulting Agreement, filed to this Form 8-K as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 to the Second Amended and Restated Consulting Agreement for Non-Executive Chairman between the Company and Northstrive Companies Inc. dated August 12, 2025.

10.2	Amendment No. 3 to the Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital Ltd dated August 12, 2025.

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2025

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, Chief Financial Officer, and Director

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